Sub-Item 77C

SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

INVESCO EXCHANGE-TRADED SELF-INDEXED FUND TRUST


GUGGENHEIM BULLETSHARES 2018 CORPORATE BOND ETF
GUGGENHEIM BULLETSHARES 2018 HIGH YIELD CORPORATE BOND ETF
GUGGENHEIM BULLETSHARES 2019 CORPORATE BOND ETF
GUGGENHEIM BULLETSHARES 2020 CORPORATE BOND ETF
GUGGENHEIM BULLETSHARES 2022 CORPORATE BOND ETF
GUGGENHEIM BULLETSHARES 2023 CORPORATE BOND ETF
GUGGENHEIM BULLETSHARES 2023 HIGH YIELD CORPORATE BOND ETF
GUGGENHEIM BULLETSHARES 2024 CORPORATE BOND ETF
GUGGENHEIM BULLETSHARES 2024 HIGH YIELD CORPORATE BOND ETF
GUGGENHEIM BULLETSHARES 2025 CORPORATE BOND ETF
GUGGENHEIM BULLETSHARES 2026 CORPORATE BOND ETF

Special Meetings ("Meetings") of
Shareholders of Guggenheim BulletShares 2018

Corporate Bond ETF, Guggenheim
BulletShares 2018 High Yield Corporate Bond
ETF, Guggenheim BulletShares
2019  Corporate Bond ETF, Guggenheim
BulletShares 2020 Corporate Bond ETF,
Guggenheim BulletShares 2022 Corporate
Bond ETF, Guggenheim BulletShares 2023
Corporate Bond ETF, Guggenheim
BulletShares 2023 High Yield Corporate
Bond ETF, Guggenheim BulletShares 2024
Corporate Bond ETF,  Guggenheim BulletShares
2024 High Yield Corporate Bond
ETF, Guggenheim BulletShares 2025 Corporate
Bond ETF and Guggenheim
BulletShares 2026 Corporate Bond ETF were held on Friday, February 16, 2018.
 The Meetings were held for the following purpose:

(1) Approve an Agreement and Plan of
(2) Reorganization that provides for the
reorganization of the Guggenheim BulletShares
2018 Corporate Bond 	ETF
into PowerShares BulletShares 2018 Corporate
Bond Portfolio (now known as
the Invesco BulletShares 2018 Corporate Bond
ETF); Guggenheim BulletShares
2018 High Yield Corporate Bond  ETF into
PowerShares BulletShares 2018
High Yield Corporate Bond Portfolio (now known as the Invesco BulletShares
2018 High Yield Corporate Bond ETF);
Guggenheim BulletShares 2019
Corporate Bond ETF into PowerShares
BulletShares 2019 Corporate Bond
Portfolio (now known as the Invesco
BulletShares 2019 Corporate Bond ETF);
Guggenheim BulletShares 2020
Corporate Bond ETF into PowerShares
BulletShares 2020 Corporate Bond
Portfolio (now known as the Invesco
BulletShares 2020 Corporate Bond
ETF); Guggenheim BulletShares 2022
Corporate Bond ETF into PowerShares
BulletShares 2022 Corporate Bond
Portfolio (now known as the Invesco
BulletShares 2022 Corporate Bond ETF);
Guggenheim BulletShares 2023 Corporate
Bond ETF into PowerShares
BulletShares 2023 Corporate Bond Portfolio
(now known as the Invesco
BulletShares 2023 Corporate Bond ETF);
Guggenheim BulletShares 2023 High
Yield Corporate Bond ETF into PowerShares
BulletShares 2023 High Yield
Corporate Bond Portfolio (now known as the
Invesco BulletShares 2023 High
Yield Corporate Bond ETF); Guggenheim
BulletShares 2024 Corporate Bond ETF
into PowerShares BulletShares 2024
Corporate Bond Portfolio (now known as
the Invesco BulletShares 2024  Corporate
Bond ETF), Guggenheim
BulletShares 2024  High Yield Corporate
Bond ETF into PowerShares
BulletShares 2024 High Yield Corporate
Bond Portfolio (now known as the
Invesco BulletShares 2024 High Yield
Corporate Bond ETF); Guggenheim
BulletShares 2025 Corporate Bond ETF into
PowerShares BulletShares 2025
Corporate Bond Portfolio (now known as the
Invesco BulletShares 2025
Corporate Bond ETF); and Guggenheim
BulletShares 2026 Corporate Bond ETF
into PowerShares BulletShares 2026 Corporate
Bond Portfolio (now known as
the Invesco BulletShares 2026 Corporate Bond ETF).

The results of the voting on the above matter were as follows:

INFORMATION DISPLAYED IN THE FOLLOWING ORDER
Matter
Votes For
Votes Against
Votes Abstain
Broker Non-Votes


(1) 	Approve an Agreement and Plan of Reorganization.


Guggenheim BulletShares 2018 Corporate Bond ETF
  20,118,748
507,753
2,917,765
N/A

Guggenheim BulletShares 2018 High Yield Corporate Bond ETF
  19,523,074
301,104
1,695.895
N/A

Guggenheim BulletShares 2019 Corporate Bond ETF
22,275,579
378,751
2,275,484
N/A

Guggenheim BulletShares 2020 Corporate Bond ETF
  23,554,868
314,291
1,873,484
N/A

Guggenheim BulletShares 2022 Corporate Bond ETF
  15,227,649
220,363
1,145,651
N/A

Guggenheim BulletShares 2023 Corporate Bond ETF
  7,584,577
70,921
439,578
N/A

Guggenheim BulletShares 2023 High Yield Corporate Bond ETF
  1,182,342
22,822
125,822
N/A

Guggenheim BulletShares 2024 Corporate Bond ETF
  6,201,522
46,560
274,980
N/A

Guggenheim BulletShares 2024 High Yield Corporate Bond ETF
  736,902
15,286
188,483
N/A

Guggenheim BulletShares 2025 Corporate Bond ETF
  2,697,496
10,661
167,939
N/A

Guggenheim BulletShares 2026 Corporate Bond ETF
  1,218,649
6,831
134,839
N/A


GUGGENHEIM BULLETSHARES 2019 HIGH YIELD CORPORATE BOND ETF
GUGGENHEIM BULLETSHARES 2020 HIGH YIELD CORPORATE BOND ETF
GUGGENHEIM BULLETSHARES 2021 CORPORATE BOND ETF
GUGGENHEIM BULLETSHARES 2021 HIGH YIELD CORPORATE BOND ETF
GUGGENHEIM BULLETSHARES 2022 HIGH YIELD CORPORATE BOND ETF
GUGGENHEIM BULLETSHARES 2027 CORPORATE BOND ETF

Special Meetings ("Meetings") of Shareholders of Guggenheim BulletShares 2019

High Yield Corporate Bond ETF, Guggenheim
BulletShares 2020 High Yield
Corporate Bond ETF, Guggenheim BulletShares
2021 Corporate Bond ETF,
Guggenheim BulletShares 2021 High Yield
Corporate Bond ETF, Guggenheim
BulletShares 2022 High Yield Corporate Bond
ETF and Guggenheim BulletShares
2027 Corporate Bond ETF were held on Friday,
March 16, 2018.  The Meetings
were held for the following purpose:

(1) Approve an Agreement and Plan of
(2) Reorganization that provides for the
reorganization of the Guggenheim BulletShares
2019 High Yield Corporate
Bond ETF 	into PowerShares BulletShares 2019
High Yield Corporate Bond
Portfolio (now known as the Invesco BulletShares
2019 High Yield Corporate
Bond ETF); Guggenheim BulletShares 2020 High Yield
Corporate Bond ETF into
PowerShares BulletShares 2020 High Yield Corporate
Bond Portfolio (now
known as the Invesco BulletShares 2020 High Yield
Corporate Bond ETF);
Guggenheim BulletShares 2021 Corporate Bond ETF into PowerShares
BulletShares 2021 Corporate Bond Portfolio (now known as the Invesco
BulletShares 2021 Corporate Bond ETF); Guggenheim
BulletShares 2021 High
Yield Corporate Bond ETF into PowerShares
BulletShares 2021 High Yield
Corporate Bond Portfolio (now known as the
Invesco BulletShares 2021 High
Yield Corporate Bond ETF); Guggenheim
BulletShares 2022 High Yield
Corporate Bond ETF into PowerShares
BulletShares 2022 High Yield Corporate
Bond Portfolio (now known as the Invesco
BulletShares 2022 High Yield
Corporate Bond ETF); and Guggenheim
BulletShares 2027 Corporate Bond ETF
into PowerShares BulletShares 2027
Corporate Bond Portfolio (now known as
the Invesco BulletShares 2027 Corporate Bond ETF).

The results of the voting on the above matter were as follows:

INFORMATION DISPLAYED IN THE FOLLOWING ORDER:
Matter
Votes For
Votes Against
Votes Abstain
Broker Non-Votes


(1) 	Approve an Agreement and Plan of Reorganization.


Guggenheim BulletShares 2019 High Yield Corporate Bond ETF
  17,191,843
410,579
3,084,072
N/A

Guggenheim BulletShares 2020 High Yield Corporate Bond ETF
  12,377,643
232,837
1,842,514
N/A

Guggenheim BulletShares 2021 Corporate Bond ETF
  18,395,802
260,225
2,070,228
N/A

Guggenheim BulletShares 2021 High Yield Corporate Bond ETF
  5,598,770
89,732
779,991
N/A

Guggenheim BulletShares 2022 High Yield Corporate Bond ETF
  3,269,263
74,752
409,824
N/A



Guggenheim BulletShares 2027 Corporate Bond ETF
  234,761
4,015
6,342
N/A





GUGGENHEIM BULLETSHARES 2019 HIGH YIELD CORPORATE BOND ETF

A Special Meeting ("Meeting") of Shareholders of
Guggenheim BulletShares 2025
High Yield Corporate Bond ETF was held on Tuesday, April 10, 2018. The Meeting was held for the following purpose:

(1) 	Approve an Agreement and Plan of Reorganization
that provides for the reorganization of the Guggenheim
BulletShares 2025 High Yield Corporate
Bond ETF into PowerShares BulletShares 2025 High
Yield Corporate Bond
Portfolio (now known as the Invesco BulletShares
2025 High Yield Corporate Bond ETF).

The results of the voting on the above matter were as follows:


Matter

 (1) 	Approve an Agreement and Plan of Reorganization.


Guggenheim BulletShares 2025 High Yield Corporate Bond ETF

Votes For
179,161

Votes Against
2,701

Votes Abstain
10,044

Broker Non-Votes
N/A



2